UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 6, 2008
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                          NuSTATE ENERGY HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

             Nevada                  000-25753                87-0449667
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 (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)

           902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code 561-998-7557
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement.

         On March 19, 2008, we entered into an agreement with The Black Diamond Fund, LLLP ("BDF"), that amended the $1,250,000 16% secured promissory note (the "Note") we issued to BDF in May 2007. BDF executed a waiver deferring its right to receive payment of the principal of the Note and accrued interest thereon due on February 8, 2008 and consenting to change the maturity date of the Note to September 18, 2008. The amendment and waiver were obtained in consideration for increasing the interest rate on the Note and agreeing to release 5,000 shares of our Series I preferred stock, convertible into 2,500,000 shares of common stock, from an escrow account established upon issuing the Note each month until such time as the Note and accrued interest are fully paid. The amendment agreement is attached hereto as Exhibit 10.48.

Item 8.01  Other Information

         On March 6, 2008, the Company was served with a complaint filed February 27, 2007 by GFC, Inc. in the Supreme Court of New York, New York County (Case No. 600582/08) naming as defendants Power2Ship, Inc., Power2Ship Intermodal, Inc. and the company now known as NuState Energy Holdings, Inc. The complaint lists several causes of action including that the Company breached the Asset Purchase Agreement it entered into in February 2005 with GFC, Inc. by failing to pay $200,000 and breached the Settlement Agreement and Mutual General Release it entered into in February 2006 with GFC, Inc. by not paying $33,000. The Company believes it has substantial defenses and counterclaims against GFC, Inc. that will be included in its answer to the complaint.

Item 9.01 Financial Statements and Exhibits.

 (b)     Exhibits

         10.48 Agreement Amending Promissory Note Held by The Black Diamond Fund, LLLP


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NuSTATE ENERGY HOLDINGS, INC.

                                        By: /s/ Frank P. Reilly
                                           --------------------
                                           Frank P. Reilly
                                           Chief Executive Officer

Date:  March 25, 2008